Exhibit 99.1

NextTrip Announces Strategic Partnership with KC Global Media to Launch Journy-Branded Channel in Southeast Asia

KC Global Media’s Co-Founder and Chairman Andy Kaplan to Join NextTrip Board of Directors

Santa Fe, NM – July 17, 2025 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” “we,” “our,” or the “Company”), a technology-forward travel company redefining how people discover, plan, and book travel, today announced a multifaceted strategic partnership with KC Global Media (KCGM), a major international media company, to significantly expand the reach of NextTrip’s premium travel brand JOURNY into Southeast Asia.

As part of the arrangement, KCGM will launch a new JOURNY-branded regional television and digital channel in Southeast Asia, powered by NextTrip’s extensive content library. Scheduled to launch later this year, the channel will feature a curated mix of original productions, premium U.S. programming, and localized travel and lifestyle content, all designed to showcase global destinations through a Southeast Asian lens and expand the reach of the JOURNY brand in international markets.

In furtherance of the strategic alignment of the two companies, and in recognition of his robust experience in the media industry, effective on July 17, 2025, the Company’s Board of Directors appointed Andy Kaplan, Co-founder and Chairman of KCGM, as a director of the Company.

“We are thrilled to welcome Andy Kaplan to the Board,” said Bill Kerby, CEO of NextTrip. “His visionary leadership in building global media networks and deep experience across entertainment and technology will bring invaluable insight as we grow JOURNY into a worldwide travel and lifestyle content brand.”

Andy Kaplan is the Co-founder and Chairman of KC Global Media Entertainment LLC, a leading multi-media company based in the United States. Drawing on decades of leadership experience in global media, Kaplan provides the overarching vision and governance that guides the company’s direction and long-term growth. He plays a pivotal role in shaping high-level strategy, forging international partnerships, and steering corporate development initiatives. Under his leadership, KCGM has expanded its presence across the region, adapting to market shifts and emerging platforms while maintaining a focus on culturally relevant content.

Prior to KCGM, Kaplan served as President of Worldwide Networks at Sony Pictures Television, where he oversaw one of the largest international television networks operations in the industry. During his tenure, he was instrumental in building Sony’s global television portfolio, which included iconic brands such as AXN, Animax, Sony Channel, Crackle, and the highly successful Sony Pictures Networks India. He also drove strategic investments and partnerships in international digital media and network ventures across Asia, Latin America, and other global markets.

Speaking on the collaboration with NextTrip, Kaplan said: “I am honored to join the Board of Directors of NextTrip. This partnership reflects a shared commitment to innovation, strategic alignment, and long-term value creation. I look forward to contributing to the Board’s efforts in guiding NextTrip’s growth and helping unlock new opportunities at the intersection of media, technology, and consumer engagement.”

About KC Global Media

KC Global Media Entertainment LLC is a global multi-media company headquartered in the United States, with offices in Singapore, Taiwan, Malaysia, China, The Philippines, and South Korea. The brainchild of former Sony executives Andy Kaplan and George Chien, KC Global Media Asia (KCGM Asia) is Asia’s leading entertainment hub through the production, distribution and programming of quality, ground-breaking content. Backed by over three decades of industry experience, KCGM Asia boasts an impressive portfolio of premium brands in Asia, including English-language general entertainment network AXN, Japanese anime content network Animax, Korean general entertainment network, ONE, Japanese entertainment network, GEM, English language general entertainment FAST network, KCM, and AXN Sports which features LIVE broadcast of LIV Golf and TPBL. By combining award-winning and well-loved entertainment formats with extensive knowledge and insight into the Asia Pacific market, KCGM Asia is paving the way for a new standard of entertainment in Asia and beyond.

About NextTrip

NextTrip (NASDAQ: NTRP) is a technology-forward travel company redefining how people discover, plan, and book travel. By combining modern booking tools with immersive media and content, NextTrip offers a comprehensive suite of solutions across cruises, group travel, luxury getaways, and vacation rentals. The Company’s innovative platforms, including its FAST (Free Ad-Supported Streaming TV) channels and travel-focused media brands, engage and inspire travelers during the discovery phase, driving informed decisions and seamless bookings. With a growing portfolio of B2C and B2B offerings, NextTrip delivers personalized, end-to-end travel experiences for consumers and strategic value for industry partners. For more information or to book a trip, visit www.nexttrip.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, changes in the Company’s relationship with KCGM; KCGM’s ability to successfully launch the JOURNY in Southeast Asia within the anticipated timeline, or at all; the Company’s ability to effectively integrate recently acquired businesses and partnered offerings, including with KCGM, with its own business; the Company’s continued development efforts related to its various platforms; changes in the Company’s business strategy, including its expansion into different markets outside of the United States; market acceptance and use of the Company’s platforms; changes in travel, and in particular cruise and group travel, trends; changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the Company; the overall level of consumer demand for NextTrip’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior in the travel industry; disruption and volatility in the global currency, capital, and credit markets; the financial strength of NextTrip’s customers; NextTrip’s ability to raise additional capital to fund its operations; NextTrip’s ability to successfully implement its business strategy; stability of consumer demand for NextTrip’s products; any breaches of, or interruptions in, NextTrip’s information systems; fluctuations in the price, availability and quality of products as well as foreign currency fluctuations; NextTrip’s ability to maintain its Nasdaq listing; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. NextTrip disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise, except as required by applicable law. For additional information regarding risks and uncertainties that could impact NextTrip’s forward-looking statements, please see disclosures contained in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2025 filed with the SEC on May 29, 2025 and our other filings with the SEC which may be viewed at www.sec.gov.

Contacts

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

NTRP@mzgroup.us

www.mzgroup.us